UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	MAY 31

Date of reporting period:	JUNE 1, 2004 – MAY 31, 2005 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

MANAGERS AMG FUNDS

Essex Aggressive Growth Fund

Essex Large Cap Growth Fund

Essex Small/Micro Cap Growth Fund

May 31, 2005

ESSEX AGGRESSIVE GROWTH FUND

ESSEX LARGE CAP GROWTH FUND

ESSEX SMALL/MICRO CAP GROWTH FUND

(formerly Burridge Small Cap Growth Fund)

Annual Report

May 31, 2005

Nothing contained herein is to be considered an offer or sale or a solicitation of an offer to buy shares of The Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

As a matter of convenience to you and cost savings to your funds, we have modified fiscal year ends and consolidated reporting for all Managers AMG Essex Funds. This book, and those you should expect to receive in the future, contains the Essex Aggressive Growth Fund, the Essex Large Cap Growth Fund and the Essex Small/ Micro Cap Growth Fund.

Organizationally, Managers has had a very active year. The Managers family of funds celebrated its 20th anniversary in June as Managers Capital Appreciation, Managers Special Equity and Managers Bond Funds celebrated their 20th anniversaries. In addition to taking over the management and administration of several funds formerly managed by Conseco Funds Group (April 2004), we recently integrated the Fremont Funds into our family. These additions to our product line provide shareholders a broader array of asset classes, investment styles and additional intelligence diversification within our group of Funds.

Finally, throughout the latter half of 2004, Managers made preparations to combine our sales and operations groups with two other AMG Affiliates to create Managers Investment Group LLC, which we formed on January 1, 2005. The new organization has additional resources and offers a wide array of investment management services.

I am pleased to report that last March The Managers Funds was named Best Fixed Income Group in the smaller fund family category by Lipper, the mutual fund research and analysis company. The Lipper Fund Awards 2005 recognize fund families that deliver consistently strong relative performance for their fund shareholders.

As always, we post news and other pertinent information about the firm and our Funds as soon as it is available on our website at www.managersinvest.com. The site has recently been updated with expanded information, so we encourage you to visit it at your earliest convenience. Should you have any questions about any of our Funds or this report, please visit our website or feel free to contact us at 1-800-835-3879. We thank you for your investment.

Respectfully,

Peter M. Lebovitz
President
Managers AMG Funds

About Your Fund’s Expenses

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund, so you can compare these costs with those of other mutual funds. The examples are based on an investment in the Fund of $1,000 made at the beginning of the most recent fiscal period and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund return: This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the actual expenses paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return: This helps you compare the Fund’s costs with those of other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return less expenses. It assumes that the Fund had a return of 5% and that the expense ratio is unchanged. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2005	Expense Ratio	Beginning Account Value 11/30/2004	Ending Account Value 5/31/2005	Expenses Paid During Period*
Essex Aggressive Growth - Institutional Class
Based on Actual Fund Return	1.43%	$1,000	$974	$7.01
Based on Hypothetical 5% Annual Return	1.43%	$1,000	$1,018	$7.17
Essex Aggressive Growth - Investor Class
Based on Actual Fund Return	1.68%	$1,000	$973	$8.29
Based on Hypothetical 5% Annual Return	1.68%	$1,000	$1,017	$8.47
Essex Large Cap Growth Fund
Based on Actual Fund Return	1.10%	$1,000	$1,001	$5.49
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,019	$5.54
Essex Small/Micro Cap Growth Fund
Based on Actual Fund Return	1.49%	$1,000	$962	$7.29
Based on Hypothetical 5% Annual Return	1.49%	$1,000	$1,044	$7.59

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

You can find more information about your Fund’s expenses, including annual expense ratios for the past fiscal periods, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Essex Aggressive Growth Fund

Portfolio Manager Comments

Managers AMG Essex Aggressive Growth Fund (the “Fund”) ended its fiscal year on May 31, 2005, underperforming the S&P 500, the Russell 3000 index, and the Russell 3000 Growth index for the period ending May 31, 2005. The Fund and its benchmarks returned the following for the seven months ended May 31, 2005:

Essex Aggressive Growth Institutional Class	Essex Aggressive Growth Investor Class	S&P 500	Russell 3000	Russell 3000 Growth
+3.75%	+3.66%	+6.56%	+7.63%	+5.94%

Top performers within the Fund for this period were the information technology sector and a few transportation-related stocks within the industrials sector. While we remain somewhat cautious on technology broadly, and therefore have maintained an underweight relative to the growth benchmark, stock selection was positive during the period. Holdings such as Micros Systems, Marvell Technology and Flir Systems benefited relative performance as company-specific opportunities unfolded and investors’ confidence in 2005 fundamentals improved. Within the industrial sector, JetBlue Airways, Marten Transport, and Old Dominion Freight Line were top contributors to performance during the period. The Fund maintained an overweight in these types of transportation stocks as carriers achieved historically strong pricing trends and a persistent driver shortage in trucking that has kept competition to a minimum.

Notable detractors from relative performance stemmed from the consumer and energy sectors. Within the broad consumer sector, steep share price drops in companies such as 51job, Las Vegas Sands, Shanda Interactive, SINA Corp., eBAY, and Shopping.com weighed on the performance of the Fund. These holdings suffered from a combination of company-specific issues and less risk tolerance among investors, which led to a sell-off in stocks that were more dependent on out-year earnings to justify current valuations. The Energy sector, while a positive contributor in calendar 2004, underperformed on a relative basis during the period under review. Commodity price volatility, including the drop of roughly 25% in crude prices during late fall, led to several difficult stock price performances for the Fund. We remain solidly behind our overweight in energy, as the underlying fundamentals of our holdings are not as dependent on lofty crude prices as short-term swings in the stocks would suggest. These robust fundamentals will likely shine through during the balance of 2005.

We are fully committed to our strategy in this Fund. Our objective is to uncover companies with a positive risk/reward balance that can grow earnings and cash flow above the market and their respective industries.

Cumulative Total Return Performance

The cumulative total return for each class is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 commonly traded securities designed to measure performance of the broad domestic economy through changes in the aggregate market value of those securities. The Index assumes reinvestment of dividends. These charts compare a hypothetical $10,000 investment made in Essex Aggressive Growth Fund’s Institutional Class on March 1, 2002 (commencement of operations) and the Investor Class on November 1, 1999 through May 31, 2005, to a $10,000 investment made in the S&P 500 Index for the same time periods. These charts are not intended to imply any future performance of the Fund. The graphs and charts do not reflect the deduction of taxes that a shareholder would pay on a Fund’s distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced on the Investor shares.

Essex Aggressive Growth Fund

Portfolio Manager Comments (continued)

Note: At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the performance table of the Investor Class.

Investor Class:

Average Annualized Total Returns	One Year	Five Years	Since Inception[1]
Essex Aggressive Growth - Investor Class	-3.20%	-9.01%	-2.32%
S&P 500 Index	8.24%	-1.93%	-0.75%

[1]	Commencement of operations was November 1, 1999.

Institutional Class:

Average Annualized Total Returns	One Year	Three Years	Since Inception[2]
Essex Aggressive Growth - Institutional Class	-2.96%	3.46%	1.99%
S&P 500 Index	8.24%	5.60%	3.38%

[2]	Commencement of operations was March 1, 2002.

Essex Aggressive Growth Fund

Portfolio Manager Comments (continued)

The performance data shown represents past performance. Past performance is not indicative of future results. Current performance may be lower or higher than the performance quoted. The investment return and the principal value on an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For performance information through the most recent month end please call 800-835-3879 or visit our Web site at www.managersinvest.com.

Essex Large Cap Growth Fund

Portfolio Manager Comments

The Managers AMG Essex Large Cap Growth Fund (the “Fund”) ended its fiscal year on May 31, 2005, underperforming its benchmarks, S&P 500 index and the Russell 1000 Growth index for the period ending May 31, 2005. The Fund and its benchmarks returned the following for the seven months ended May 31, 2005:

Essex Large Cap Growth	S&P 500	Russell 1000 Growth
+2.85%	+6.56%	+6.03%

Top performers within the Fund for this period, relative to the benchmark, included the technology sector and a few homebuilders within the consumer discretionary sector. While we remain somewhat cautious on technology broadly, and therefore have maintained an underweight relative to the growth benchmark, stock selection was very positive during the period. Holdings such as Marvell Technology, Intel, VeriSign, and Dell benefited relative performance as company-specific opportunities unfolded and investors’ confidence improved in 2005. Meanwhile, homebuilders D.R. Horton, Lennar, and Pulte Homes were top contributors to relative performance during the period. While popular media continues to call for the imminent collapse of the “housing bubble,” these companies continue to take market share in the industry and to execute on business plans that maintain far less cyclicality than commonly perceived. As earnings have continued to come through far in excess of analyst expectations, the stocks have been rewarded.

Notable detractors from relative performance stemmed from the consumer discretionary (excluding the homebuilders) and energy sectors. The Fund’s position in eBAY was the single largest impediment to performance in the consumer discretionary space, as the company’s fourth quarter earnings miss and forward operating expense guidance led to a significant sell-off in the stock. The Energy sector, while a positive contributor in calendar 2004, underperformed on a relative basis during the period under review. Commodity price volatility, including the drop of roughly 25% in crude prices during late fall, led to several difficult stock price performances for the Fund. We remain solidly behind our overweight in energy, as the underlying fundamentals of our holdings are not as dependent on lofty crude prices as short-term swings in the stocks would suggest. These robust fundamentals will likely shine through during the balance of 2005.

We are fully committed to our strategy in this Fund. Our objective is to uncover companies with a positive risk/reward balance that can grow earnings and cash flow above the market and their respective industries.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 commonly traded securities designed to measure performance of the broad domestic economy through changes in the aggregate market value of those securities. The Index assumes reinvestment of dividends. These charts compare a hypothetical $10,000 investment made in Essex Large Cap Growth Fund on June 30, 2003 (commencement of operations) to a $10,000 investment made in the S&P 500 Index for the same time periods. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced.

Essex Large Cap Growth Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the Essex Large Cap Growth Fund and the S&P 500 Index since inception through May 31, 2005.

	1 Year	Since Inception*
Average Annual Total Returns:
Essex Large Cap Growth Fund	1.56%	7.00%
S&P 500 Index	8.24%	13.03%

*	Commencement of operations was June 30, 2003.

The performance data shown represents past performance. Past performance is not indicative of future results. Current performance may be lower or higher than the performance quoted. The investment return and the principal value on an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For performance information through the most recent month end please call 800-835-3879 or visit our Web site at www.managersinvest.com.

Essex Small/Micro Cap Growth Fund

Portfolio Manager Comments

For the fiscal year ended May 31, 2005, the Essex Small/Micro Cap Growth Fund (the “Fund”) gained 1.16%, trailing the Russell 2000 Index and Russell 2000 Growth Index, which returned 9.82% and 4.38%, respectively. However, despite such underperformance for the year, the Fund continues to benefit from favorable stock picking and bottom-up, fundamental research allowing the team to capitalize on the inefficiency of the small cap stock investment universe. There is still little institutional coverage on many small-cap companies and as a result, we believe that our analysts will continue to be able to identify strong growth before the market does.

Our focus is on generating a portfolio of best ideas with companies in different phases of growth and those that exhibit the early signs of improving business conditions. We believe the change in the earnings growth rate is the single best predictor of future stock performance. Our analysts constantly screen for companies experiencing earnings acceleration that could translate into solid growth potential. We conduct fundamental analysis to identify those companies perceived to be undervalued versus their future growth prospects. This process uncovers companies with accelerating earnings in market segments best positioned for growth, regardless of the current economic environment. Companies with accelerating earnings growth may be uncovered in traditional (growth) and non-traditional (value) areas of the market.

As of May 31, 2005, the largest three sectors in the portfolio were technology, health care and industrials. We maintain an overweight in technology and health care while underweighting the consumer discretionary and financial services sectors relative to their index counterparts.

Top performing sectors for this period relative to the benchmark were health care and industrials. Health care systems and services stocks were top performers within health care and benefited from investor recognition of the strong enrollment trends in hospitals, increased usage of neurological monitoring and testing devices, and a growing trend on the part of major drug and biotech companies to outsource their research and development activities. Aspect Medical Systems, Wilson Greatbatch Technologies, and NovaMed were top contributors.

In industrials, we have focused on two main themes. First, we have concentrated on forklifts where demand has been growing due to increased warehouse construction, just-in-time inventory management, and increasing worldwide trade. This trend is being seen both in the US and internationally. The second trend is a resurgence in aircraft construction and retrofitting, both in terms of large international carriers expanding their fleets and US carriers switching their fleets to regional jets. Top performing names in the Fund in this sector were BE Aerospace, Columbus McKinnon, and JLG Industries for the twelve-month period.

In technology, we have concentrated on both software and storage. In software, the Fund has benefited from strong demand for security software, both as it relates to internet commerce and enterprise security and communications, and to wireless and networking infrastructure. In storage, we have focused on the disk drive industry, which is growing as a result of new consumer product related demand as well as solid enterprise computer demand. The names in this area are all gaining market share in their respective industries.

In the utilities sector, the Fund’s lone holding, Primus Telecommunications Group, performed poorly as a result of continued pricing pressure in their land-line business which overwhelmed the positive growth they were seeing in their VOIP business. We sold the position from the portfolio.

Moving into the next fiscal year, we expect the U.S. economy to grow at a moderate pace. In addition, we expect interest rates to rise slightly and inflation to remain benign. Furthermore,

Essex Small/Micro Cap Growth Fund

Portfolio Manager Comments (continued)

we expect that future growth will be driven more by the corporate sector, than the consumer. We anticipate that corporate profits will continue to improve and that the recent rebound in capital spending will continue. Lastly, we anticipate that future profit growth will be dependent upon unit growth, not expanded profit margins.

In such an environment, finding investing opportunities in both conventional and unconventional places will be vital. In our opinion, this plays right into our strength, which is fundamental research. There are always investment opportunities to be discovered and we will continue to invest the Essex Small/Micro Cap Growth Fund in companies with earnings acceleration and growth potential that we believe are not yet realized by the market.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Essex Small/Micro Cap Growth Fund and includes, for periods prior to the Fund’s inception on June 25, 2002, the return of the Burridge 401(k) Plan Trust, the predecessor account, to a $10,000 investment made in the Russell 2000 since the predecessor account’s inception. The predecessor account began operations on September 28, 2000, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Fund’s. The predecessor account was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon funds. If the predecessor account had been registered as a mutual fund, the predecessor account’s performance may have been adversely affected. The performance of the predecessor account was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns would have been lower had certain expenses not been reduced. This chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares.

11

Essex Small/Micro Cap Growth Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the Essex Small/Micro Cap Growth Fund and the Russell 2000 Index since inception through May 31, 2005.

	1 Year	3 Years	Since Inception*
Average Annual Total Returns:
Essex Small/Micro Cap Growth Fund	1.16%	13.09%	12.68%
Russell 2000 Index	9.82%	9.52%	4.91%

*	Commencement of operations was September 28, 2000.

The performance data shown represents past performance. Past performance is not indicative of future results. Current performance may be lower or higher than the performance quoted. The investment return and the principal value on an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For performance information through the most recent month end please call 800-835-3879 or visit our Web site at www.managersinvest.com.

Managers AMG Funds

May 31, 2005

Summary of Industry Weightings as a Percentage of Net Assets (unaudited)

Major Sectors	Essex Aggressive Growth Fund	Essex Large Cap Growth Fund	S&P 500 Index
Consumer Discretionary	25.2%	23.2%	11.4%
Consumer Staples	4.1	2.7	10.4
Energy	10.4	9.1	8.5
Financials	10.5	10.2	20.0
Health Care	24.0	21.7	13.6
Industrials	11.8	9.1	11.6
Information Technology	9.5	20.9	15.0
Materials	—	—	3.1
Telecommunication Services	—	—	3.1
Utilities	—	—	3.3
Cash and other equivalents	4.5	3.1	—

	100%	100%	100%

Top Ten Holdings (unaudited)

Essex Aggressive Growth Fund

% Fund
Intel Corp.	3.2%
MICROS Systems, Inc.*	3.1
Halliburton Co.	3.1
United Parcel Service, Inc., Class B	2.7
Caremark Rx, Inc.	2.6
Gilead Sciences, Inc.*	2.5
American International Group, Inc.	2.3
Teva Pharmaceutical Ind., Ltd.*	2.3
Bed Bath & Beyond, Inc.	2.3
Novartis AG	2.3

Top Ten as a Group	26.4%

Essex Large Cap Growth Fund

% Fund
Teva Pharmaceutical Ind., Ltd.*	3.4%
Genentech, Inc.	3.2
Schlumberger, Ltd.*	3.1
United Parcel Service, Inc., Class B	3.1
Caremark Rx, Inc.	2.9
Cisco Systems, Inc.*	2.9
The Walt Disney Co.*	2.8
Dell, Inc.*	2.8
Yahoo!, Inc.	2.7
Intel Corp.	2.6

Top Ten as a Group	29.5%

*	Top Ten Holding at October 31, 2004

Managers AMG Funds

May 31, 2005

Summary of Industry Weightings (unaudited) (continued)

Essex Small/Micro Cap Growth Fund

Major Sectors	Percentage of Net Assets	Percentage of Russell 2000
Information Technology	34.8%	16.1%
Industrials	23.6	14.2
Health Care	20.3	12.1
Consumer Discretionary	11.8	15.9
Financials	3.5	21.8
Energy	3.3	6.5
Consumer Staples	2.0	2.9
Materials	1.6	5.7
Telecommunication Services	0.6	1.1
Utilities	0.0	3.7
Cash and other equivalents	-1.5	0.0

	100%	100%

Top Ten Holdings (unaudited)

Essex Small/Micro Cap Growth Fund

Security Name	Percentage of Net Assets
Kyphon, Inc.*	2.7%
Orchid Biosciences, Inc.	2.1
Aspect Medical Systems, Inc.	2.1
Captiva Software Corp.	2.0
Newpark Resources, Inc.	1.9
Lamson & Sessions Co.	1.8
Greenbrier Co., Inc.	1.8
Kendle International, Inc.	1.8
Trident Microsystems, Inc.	1.7
MICROS Systems, Inc.	1.6

Top Ten as a Group	19.5%

*	Top Ten Holding at November 30, 2004

Essex Aggressive Growth Fund

Schedule of Portfolio Investments

May 31, 2005

	Shares		Value
Common Stocks - 95.5%
Consumer Discretionary - 25.2%
Audible, Inc.*	17,900	[2]	$296,961
Bed Bath & Beyond, Inc.*	22,850		928,852
Brunswick Corp.	18,900	[2]	813,456
Carnival Corp.	15,900		841,110
Coldwater Creek, Inc.*	29,100		653,877
Hughes Supply, Inc.	33,300		865,800
Jos. A. Bank Clothiers, Inc.*	13,900	[2]	547,938
Las Vegas Sands Corp.	17,900	[2]	649,054
Lowe’s Co., Inc.	14,900		852,429
News Corp., Inc., Class A	47,700		769,401
Nike, Inc., Class B	4,950		406,890
Pulte Homes, Inc.	4,100		313,445
Staples, Inc.	41,750		898,878
Texas Roadhouse, Inc., Class A*	13,900		426,174
Walt Disney Co., The	29,800		817,712
Total Consumer Discretionary			10,081,977
Consumer Staples - 4.1%
Brown-Forman Corp.	12,500		745,250
Procter & Gamble Co.	15,900		876,885
Total Consumer Staples			1,622,135
Energy - 10.4%
ENSCO International, Inc.	17,900	[2]	596,070
EOG Resources, Inc.	12,900		643,581
Halliburton Co.	28,600	[2]	1,222,364
National-Oilwell, Inc.*	8,950	[2]	402,750
Newfield Exploration Co.*	11,900	[2]	457,555
Schlumberger, Ltd.	11,950		817,022
Total Energy			4,139,342
Financials - 10.5%
American International Group, Inc.	16,900		938,795

The accompanying notes are an integral part of these financial statements.

Essex Aggressive Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials (continued)
Archipelago Holdings, Inc.*	12,300	[2]	$424,227
CB Richard Ellis Group, Inc.*	15,400		592,284
Citigroup, Inc.	10,950		515,855
East West Bancorp, Inc.	10,950	[2]	368,358
Goldman Sachs Group, Inc.	4,950		482,625
Investors Financial Services Corp.	14,550	[2]	603,680
National Financial Partners Corp.	7,200	[2]	275,327
Total Financials			4,201,151
Health Care - 24.0%
Beckman Coulter, Inc.	5,950		416,857
Caremark Rx, Inc.*	22,850		1,020,480
Charles River Laboratories International, Inc.*	8,950	[2]	430,406
Cubist Pharmaceuticals, Inc.*	41,750	[2]	417,918
Genentech, Inc.*	7,950		630,038
Genzyme Corp.*	10,200	[2]	636,378
Gilead Sciences, Inc.*	24,400		995,519
Kinetic Concepts, Inc.*	6,950		446,538
McKesson Corp.	15,150	[2]	610,091
Novartis AG, Sponsored ADR	18,900		922,886
Protein Design Labs, Inc.*	46,800	[2]	893,880
Psychiatric Solutions, Inc.*	9,950		407,453
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	27,850	[2]	929,355
Zimmer Holdings, Inc.*	10,950	[2]	838,551
Total Health Care			9,596,350
Industrials - 11.8%
Actuant Corp., Class A*	10,800		486,000
Corporate Executive Board Co.	7,200	[2]	502,416
CoStar Group, Inc.*	11,330		455,239
General Electric Co.	16,000		583,680
JetBlue Airways Corp.*	23,850	[2]	518,261
Mine Safety Appliances Co.	14,900	[2]	682,569
United Parcel Service, Inc., Class B	14,500		1,067,924

The accompanying notes are an intergral part of these financial statements.

Essex Aggressive Growth Fund

Schedule of Portfolio Investments (continued)

Industrials (continued)
UTI Worldwide, Inc.	5,950[2]	$438,813
Total Industrials		4,734,902
Information Technology - 9.5%
Intel Corp.	48,200	1,298,026
MICROS Systems, Inc.*	27,700[2]	1,245,945
Texas Instruments, Inc.	26,800	740,752
Yahoo!, Inc.*	13,900	517,080
Total Information Technology		3,801,803
Total Common Stocks (cost $36,330,140)		38,177,660
Other Investment Companies - 25.2%[1]
Bank of New York Institutional Cash
Reserves Fund, 3.11%[3]	9,675,746	9,675,746
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 2.89%	379,631	379,631
Total Other Investment Companies (cost $10,055,377)		10,055,377
Total Investments - 120.7% (cost $46,385,517)		48,233,037
Other Assets, less Liabilities - (20.7)%		(8,264,235)
Net Assets - 100.0%		$39,968,802

Note:	Based on the cost of investments of $46,418,831 for Federal income tax purposes at May 31, 2005, the aggregate gross unrealized appreciation and depreciation were $3,278,216 and $1,464,010, respectively, resulting in net unrealized appreciation of investments of $1,814,206.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the May 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $9,368,608, or 23.4% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investments Abbreviations:

ADR:	Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.

Essex Large Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2005

	Shares	Value
Common Stocks - 96.9%
Consumer Discretionary - 23.2%
Bed Bath & Beyond, Inc.*	5,825	$236,786
Brunswick Corp.	5,100	219,504
Carnival Corp.	4,100	216,890
D.R. Horton, Inc.	5,466	188,960
Harrah’s Entertainment, Inc.	2,000[2]	143,620
Las Vegas Sands Corp.	3,480[2]	126,185
Lowe’s Co., Inc.	2,600	148,746
News Corp., Inc., Class A	10,700	172,591
Nike, Inc., Class B	2,350	193,170
Staples, Inc.	6,900	148,557
Viacom, Inc., Class B	4,150	142,304
Walt Disney Co., The	9,900	271,655
Total Consumer Discretionary		2,208,968
Consumer Staples - 2.7%
Brown-Forman Corp.	2,000	119,240
Procter & Gamble Co.	2,500	137,875
Total Consumer Staples		257,115
Energy - 9.1%
ENSCO International, Inc.	4,400[2]	146,520
EOG Resources, Inc.	2,000	99,780
Halliburton Co.	5,050[2]	215,837
Newfield Exploration Co.*	2,800[2]	107,660
Schlumberger, Ltd.	4,375	299,119
Total Energy		868,916
Financials - 10.2%
American International Group, Inc.	4,275	237,476
Citigroup, Inc.	4,500	211,994
Goldman Sachs Group, Inc.	1,400	136,500
Investors Financial Services Corp.	3,250[2]	134,843
Merrill Lynch & Co., Inc.	2,575	139,720

The accompanying notes are an integral part of these financial statements.

Essex Large Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials (continued)
Wells Fargo & Co.	1,800	$108,738
Total Financials		969,271
Health Care - 21.7%
Beckman Coulter, Inc.	1,000	70,060
Caremark Rx, Inc.*	6,200	276,892
Fisher Scientific International, Inc.*	2,350[2]	146,781
Genentech, Inc.*	3,900	309,075
Gilead Sciences, Inc.*	5,900	240,720
Kinetic Concepts, Inc.*	2,200	141,350
McKesson Corp.	3,700[2]	148,999
Novartis AG, Sponsored ADR	4,525	220,956
Teva Pharmaceutical Industries, Ltd.,
Sponsored ADR	9,800[2]	327,026
Zimmer Holdings, Inc.*	2,400	183,792
Total Health Care		2,065,651
Industrials - 9.1%
Cummins, Inc.	2,750	186,863
General Electric Co.	6,600	240,768
United Parcel Service, Inc., Class B	3,975	292,758
UTI Worldwide, Inc.	2,000[2]	147,500
Total Industrials		867,889
Information Technology - 20.9%
Applied Materials, Inc.	5,950	97,640
Cisco Systems, Inc.*	14,050	272,288
Dell, Inc.*	6,600	263,274
Electronic Arts, Inc.*	2,000	105,080
EMC Corp.*	9,200	129,352
Google Inc.	200	55,680
Intel Corp.	9,375	252,469
Microsoft Corp.	7,550	194,790
Qualcomm, Inc.	2,450	91,287
Texas Instruments, Inc.	5,400	149,256

The accompanying notes are an integral part of these financial statements.

Essex Large Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology (continued)
VeriSign, Inc.*	3,800	$122,930
Yahoo!, Inc.*	7,000	260,400
Total Information Technology		1,994,446
Total Common Stocks (cost $8,850,129)		9,232,256

Other Investment Companies - 14.9%[1]
Bank of New York Institutional Cash Reserves Fund, 3.11%[3]	1,376,818	1,376,818
JPMorgan Prime Money Market Fund Institutional Class Shares, 2.89%	50,525	50,525
Total Other Investment Companies (cost $1,427,343)		1,427,343
Total Investments - 111.8% (cost $10,277,472)		10,659,599
Other Assets, less Liabilities - (11.8)%		(1,127,322)
Net Assets - 100.0%		$9,532,277

Note:	Based on the cost of investments of $10,295,909 for Federal income tax purposes at May 31, 2005, the aggregate gross unrealized appreciation and depreciation were $651,523 and $287,833, respectively, resulting in net unrealized appreciation of investments of $363,690.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the May 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $1,333,243, or 14.0% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

Investments Abbreviations:

ADR:	Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an intergral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments

May 31, 2005

	Shares		Value
Common Stocks - 101.5%
Consumer Discretionary - 11.8%
Celebrate Express, Inc.*	4,450		$53,400
Charles & Colvard, Ltd.*	5,550	[2]	112,221
Collegiate Pacific, Inc.	6,020	[2]	53,096
Dress Barn, Inc., The*	4,950		89,595
Gander Mountain Co.*	8,851	[2]	109,664
Innovo Group, Inc.*	13,550		79,403
Lifetime Hoan Corp.	5,000		85,300
RedEnvelope, Inc.*	7,800		77,610
Rush Enterprises, Inc., Class A*	7,807		112,343
Stamps.com, Inc.*	4,576	[2]	102,319
Tenneco Automotive, Inc.*	8,870	[2]	133,050
Total Consumer Discretionary			1,008,001
Consumer Staples - 2.0%
Revlon, Inc., Class A*	29,705		88,224
Wild Oats Markets, Inc.	7,550	[2]	84,862
Total Consumer Staples			173,086
Energy - 3.3%
Newpark Resources, Inc.*	26,302		160,442
Parker Drilling, Co.*	21,221		120,960
Total Energy			281,402
Financials - 3.5%
American Equity Investment Life Holding Co.	6,800	[2]	69,292
MarketAxess Holdings, Inc.	9,500	[2]	95,000
Metris Companies, Inc.*	10,064		130,631
Total Financials			294,923
Health Care - 20.3%
Aspect Medical Systems, Inc.*	5,550		178,488
Digirad Corp. *	8,159		43,243
I-Flow Corp.*	6,067	[2]	99,135
Illumina, Inc.	8,650		90,825

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care (continued)
Immunicon Corp.*	10,8002		$46,548
Intralase Corp.*	4,150		80,469
Kendle International, Inc.*	13,515		155,828
Kyphon, Inc.*	7,9392		227,769
Lexicon Genetics, Inc.*	15,053		72,857
Meridian Bioscience, Inc.	4,800		87,600
NovaMed, Inc.*	19,447		120,377
Orchid Biosciences, Inc.*	18,644		181,219
Serologicals Corp.*	4,500		96,705
Somanetics Corp.*	6,468		117,588
Wilson Greatbatch Technologies, Inc.*	5,200		125,008
Total Health Care			1,723,659
Industrials - 23.6%
BE Aerospace, Inc.*	8,370		121,114
Bucyrus International, Inc.	2,500		89,200
CIRCOR International, Inc.	2,600		64,350
Columbus McKinnon Corp.*	9,625		90,860
Comfort Systems USA, Inc.*	13,807		86,846
Educate, Inc.	7,200		90,576
Exponent, Inc.*	3,267		80,924
Global Power Equipment Group, Inc.*	9,969		76,363
Greenbrier Co., Inc.	5,661		156,923
Intermagnetics General Corp.*	4,620		133,379
JLG Industries, Inc.	5,008		127,654
Labor Ready, Inc.*	4,292	[2]	88,587
Lamson & Sessions Co.*	14,436		157,207
Mesa Air Group, Inc.*	14,032	[2]	89,524
Multi-Color Corp.*	3,550		93,365
Navigant Consulting, Inc.*	4,145		95,086
Portfolio Recovery Associates, Inc.*	2,300		90,643
Providence Service Corp.*	4,000		101,040
SCS Transportation, Inc.*	4,271		77,946

The accompanying notes are an intergral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials (continued)
Universal Truckload Services, Inc.*	5,800	$96,860
Total Industrials		2,008,447
Information Technology - 34.8%
Actel Corp.*	5,800	85,782
Advanced Power Technology, Inc.*	12,446	80,277
Applied Innovation, Inc.*	19,407	94,512
Blackboard, Inc. *	4,150[2]	81,797
Bottomline Technologies, Inc.*	9,560	129,825
Captiva Software Corp.*	12,694	170,353
Centillium Communications, Inc.*	32,948	72,156
Ceragon Networks, Ltd.*	17,978[2]	91,328
Concur Technologies, Inc.*	11,438	109,690
CyberSource Corp.*	13,713	92,014
Digitas, Inc.*	9,877	109,338
Entrust, Inc.*	18,609	76,111
Helix Technology Corp.	6,862	86,530
Interwoven, Inc.*	11,453	91,166
Maxtor Corp.*	16,000	87,840
Metasolv, Inc.*	34,402	71,212
MICROS Systems, Inc.*	3,026	136,109
Neoware Systems, Inc.	8,450[2]	85,514
Online Resources Corp.*	8,890	86,589
Packeteer, Inc.*	6,450	76,562
Perficient, Inc.	8,800	62,392
Performance Technologies, Inc.*	10,124	68,135
Presstek, Inc.*	9,100[2]	77,714
Rimage Corp.*	3,450	72,968
Stratex Networks, Inc.*	42,200	73,850
Symmetricom, Inc.*	8,845	99,772
Trident Microsystems, Inc.*	6,984	147,921
Ultimate Software Group, Inc., The*	6,750[2]	107,460
WebSideStory, Inc.	8,200	93,890

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology (continued)
Western Digital Corp.*	7,590	[2]	$113,926
Witness Systems, Inc.*	7,094		123,293
Total Information Technology			2,956,026
Materials - 1.6%
Buckeye Technologies, Inc.*	7,489		61,934
Landec Corp.*	12,700		76,073
Total Materials			138,007
Telecommunication Services - 0.6%
Arbinet Holdings, Inc.*	4,100[2]		53,136
Total Common Stocks (cost $7,637,530)			8,636,687
Other Investment Companies - 20.8%[1]
Bank of New York Institutional Cash
Reserves Fund, 3.11%[3]	1,635,972		1,635,972
JPMorgan Prime Money Market Fund
Institutional Class Shares, 2.89%	139,876		139,876
Total Other Investment Companies (cost $1,775,848)			1,775,848
Total Investments - 122.3% (cost $9,413,378)			10,412,535
Other Assets, less Liabilities - (22.3)%			(1,902,081)
Net Assets - 100.0%			$8,510,454

Note:	Based on the cost of investments of $9,796,267 for Federal income tax purposes at May 31, 2005, the aggregate gross unrealized appreciation and depreciation were $1,162,325 and $546,057, respectively, resulting in net unrealized appreciation of investments of $616,268.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the May 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $1,566,070, or 18% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Assets and Liabilities

May 31, 2005

	Essex Aggressive Growth Fund	Essex Large Cap Growth Fund	Essex Small/ Micro Cap Growth Fund
Assets:
Investments at value (including securities on loan valued at $9,368,608, $1,333,243 and $1,566,070, respectively)	$48,233,037	$10,659,599	$10,412,535
Receivable for investments sold	1,692,289	262,537	381,942
Dividends and other receivables	29,337	7,582	1,562
Receivable from affiliate	—	2,902	8,987
Prepaid expenses	22,556	3,733	7,881
Receivable for Fund shares sold	1,597	—	2,343

Total assets	49,978,816	10,936,353	10,815,250

Liabilities:
Payable upon return of securities loaned	9,675,746	1,376,818	1,635,972
Payable for investments purchased	233,341	—	326,564
Payable for Fund shares repurchased	517	—	302,220
Accrued expenses:
Investment advisory and management fees	34,094	—	—
Other	66,316	27,258	40,040

Total liabilities	10,010,014	1,404,076	2,304,796

Net Assets	$39,968,802	$9,532,277	$8,510,454

Institutional Class Shares:
Net Assets	$39,433,687	$9,532,277	$8,510,454

Shares outstanding	4,451,359	841,347	574,475

Net asset value, offering and redemption price per share	$8.86	$11.33	$14.81

Investor Class Shares:
Net Assets	$535,115	n/a	n/a

Shares outstanding	61,048	n/a	n/a

Net asset value, offering and redemption price per share	$8.77	n/a	n/a

Net Assets Represent:
Paid-in capital	$138,317,142	$9,170,642	$7,992,758
Undistributed net investment income	—	11,283	—
Accumulated net realized loss from investments	(100,195,860)	(31,776)	(481,461)
Net unrealized appreciation of investments	1,847,520	382,128	999,157

Net Assets	$39,968,802	$9,532,277	$8,510,454

Investments at cost	$46,385,517	$10,277,472	$9,413,378

The accompanying notes are an integral part of these financial statements.

Essex Aggressive Growth Fund

Statement of Operations

	For the fiscal period ended May 31, 2005 **	For the fiscal year ended October 31, 2004
Investment Income:
Dividend income	$270,172	$216,495
Foreign withholding tax	(3,970)	(2,831)
Securities lending fees	22,782	26,975

Total investment income	288,984	240,639

Expenses:
Investment advisory and management fees	292,399	727,882
Distribution fees - Investor Class	837	2,340
Transfer agent	39,257	72,317
Professional fees	25,868	57,325
Registration fees	17,327	41,699
Custodian	15,944	32,889
Insurance	11,887	3,922
Reports to shareholders	3,346	9,522
Trustees fees and expenses	3,051	9,152
Miscellaneous	3,704	1,190

Net expenses	413,620	958,238

Net investment loss	(124,636)	(717,599)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	8,566,406	4,841,303
Net unrealized depreciation of investments	(6,238,261)	(7,241,634)

Net realized and unrealized gain (loss)	2,328,145	(2,400,331)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,203,509	$(3,117,930)

**	For the period November 1, 2004 through May 31, 2005.

The accompanying notes are an integral part of these financial statements.

Essex Large Cap Growth Fund

Statement of Operations

	For the fiscal period ended May 31, 2005 **	For the fiscal year ended October 31, 2004
Investment Income:
Dividend income	$85,734	$50,367
Foreign withholding tax	(813)	(516)
Securities lending fees	645	90

Total investment income	85,566	49,941

Expenses:
Investment advisory and management fees	42,034	50,365
Professional fees	19,301	9,933
Custodian	14,463	11,899
Transfer agent	12,021	19,041
Registration fees	2,846	7,104
Insurance	2,239	43
Miscellaneous	2,021	448

Total expenses before expense offsets	94,925	98,833

Less: Expense reimbursement	(32,556)	(24,964)

Net expenses	62,369	73,869

Net investment income (loss)	23,197	(23,928)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	220,547	(251,083)
Net unrealized appreciation of investments	100,586	216,987

Net realized and unrealized gain (loss)	321,133	(34,096)

Net Increase (Decrease) in Net Assets Resulting from Operations	$344,330	$(58,024)

**	For the period November 1, 2004 through May 31, 2005.

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Statement of Operations

For the fiscal year ended May 31, 2005
Investment Income:
Dividend income	$32,392
Securities lending fees	8,809

Total investment income	41,201

Expenses:
Investment advisory and management fees	162,280
Distribution fees	40,570
Custodian	54,393
Transfer agent	25,327
Professional fees	24,495
Registration fees	21,855
Reports to shareholders	12,959
Insurance	3,445
Trustees fees and expenses	1,203
Miscellaneous	6,315

Total expenses before expense offsets	352,842

Less: Expense reimbursement	(107,605)

Net expenses	245,237

Net investment loss	(204,036)

Net Realized and Unrealized Loss:
Net realized loss on investments	(418,025)
Net unrealized depreciation of investments	(109,788)

Net realized and unrealized loss	(527,813)

Net Decrease in Net Assets Resulting from Operations	$(731,849)

The accompanying notes are an integral part of these financial statements.

Essex Aggressive Growth Fund

Statement of Changes in Net Assets

	For the fiscal period ended May 31, 2005**	For the fiscal year ended October 31, 2004	For the fiscal year ended October 31, 2003
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(124,636)	$(717,599)	$(604,773)
Net realized gain on investments	8,566,406	4,841,303	5,141,102
Net unrealized appreciation (depreciation) of investments	(6,238,261)	(7,241,634)	13,359,775

Net increase (decrease) in net assets resulting from operations	2,203,509	(3,117,930)	17,896,104

From Capital Share Transactions:
Institutional Class Shares:
Proceeds from sale of shares	1,015,747	3,448,506	6,701,428
Cost of shares repurchased	(23,703,826)	(18,927,459)	(16,211,626)

Decrease from Institutional Class share transactions	(22,688,079)	(15,478,953)	(9,510,198)

Investor Class Shares:
Proceeds from sale of shares	178,596	194,607	655,244
Cost of shares repurchased	(240,877)	(697,318)	(195,816)

Increase (decrease) from Investor Class share transactions	(62,281)	(502,711)	459,428

Total increase (decrease) in net assets	(20,546,851)	(19,099,594)	8,845,334

Net Assets:
Beginning of period	60,515,653	79,615,247	70,769,913

End of period	$39,968,802	$60,515,653	$79,615,247

End of period undistributed net investment income	—	—	—

Share Transactions:
Institutional Class Shares:
Sale of shares	115,182	370,282	850,069
Shares repurchased	(2,685,694)	(2,100,134)	(2,086,773)

Decrease in Institutional Class shares	(2,570,512)	(1,729,852)	(1,236,704)

Investor Class Shares:
Sale of shares	20,805	21,621	85,182
Shares repurchased	(28,526)	(81,102)	(24,754)

Increase (decrease) in Investor Class shares	(7,721)	(59,481)	60,428

**	For the period November 1, 2004 through May 31, 2005.

The accompanying notes are an integral part of these financial statements.

Essex Large Cap Growth Fund

Statement of Changes in Net Assets

	For the fiscal period ended May 31, 2005 **	For the fiscal year ended October 31, 2004	For the fiscal period ended October 31, 2003*
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$23,197	$(23,928)	$(248)
Net realized gain (loss) on investments	220,547	(251,083)	3,967
Net unrealized appreciation of investments	100,586	216,987	64,555

Net increase (decrease) in net assets resulting from operations	344,330	(58,024)	68,274

Distributions to Shareholders:
From net investment income	(11,914)	—	—
From net realized gain on investments	—	(5,249)	—

Total distributions to shareholders	(11,914)	(5,249)	—

From Capital Share Transactions:
Proceeds from sale of shares	1,260,000	8,680,001	1,365,683
Net asset value of shares issued in connection with reinvestment of distributions	11,914	5,249	—
Cost of shares repurchased	(2,027,905)	(100,082)	—

Increase (decrease) from share transactions	(755,991)	8,585,168	1,365,683

Total increase (decrease) in net assets	(423,575)	8,521,895	1,433,957

Net Assets:
Beginning of period	9,955,852	1,433,957	—

End of period	$9,532,277	$9,955,852	$1,433,957

End of period undistributed net investment income	$11,283	—	—

Share Transactions:
Sale of shares	112,922	779,901	131,228
Shares issued in connection with reinvestment of distributions	1,009	474	—
Shares repurchased	(175,361)	(8,826)	—

Increase (decrease) in shares	(61,430)	771,549	131,228

*	Commencement of operations was June 30, 2003.

**	For the period November 1, 2004 through May 31, 2005.

The accompanying notes are an integral part of these financial statements.

Essex Small/Micro Cap Growth Fund

Statement of Changes in Net Assets

	For the fiscal year ended May 31,
	2005	2004
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(204,036)	$(96,402)
Net realized gain (loss) on investments	(418,025)	840,019
Net unrealized appreciation (depreciation) of investments	(109,788)	896,036

Net increase (decrease) in net assets resulting from operations	(731,849)	1,639,653

Distributions to shareholders:

From net realized gain on investments	(554,382)	(85,336)

From Capital Share Transactions:
Proceeds from the sale of shares	9,092,979	22,496,593
Net asset value of shares issued in connection with reinvestment of distributions	527,098	79,789
Cost of shares repurchased	(24,156,211)	(1,526,144)

Net increase (decrease) from capital share transactions	(14,536,134)	21,050,238

Total increase (decrease) in net assets	(15,822,365)	22,604,555

Net Assets:
Beginning of year	24,332,819	1,728,264

End of year	$8,510,454	$24,332,819

End of year undistributed net investment income	—	—

Share Transactions:
Sale of shares	615,932	1,538,936
Shares issued in connection with reinvestment of distributions	32,638	5,556
Shares repurchased	(1,677,185)	(105,223)

Net increase (decrease) in shares	(1,028,615)	1,439,269

The accompanying notes are an integral part of these financial statements.

Essex Aggressive Growth Fund-Institutional Class

Financial Highlights

For a share outstanding throughout each period

	For the fiscal period ended May 31, 2005**		For the fiscal year ended October 31,
			2004	2003	2002*
Net Asset Value, Beginning of Period	$8.54		$8.97	$7.04	$8.21

Income from Investment Operations:
Net investment loss	(0.03)		(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.35		(0.33)	2.00	(1.11)

Total from investment operations	0.32		(0.43)	1.93	(1.17)

Net Asset Value, End of Period	$8.86		$8.54	$8.97	$7.04

Total Return (a)	3.75	%(b)	(4.79)%	27.41%	(14.25	)%(b)

Ratio of net expenses to average net assets	1.41	%(c)	1.31%	1.33%	1.39	%(c)
Ratio of net investment loss to average net assets	(0.42	)%(c)	(0.98)%	(0.83)%	(1.06	)%(c)
Portfolio turnover	139	%(b)	107%	111%	170	%(b)
Net assets at end of period (000’s omitted)	$39,434		$59,934	$78,473	$70,295

Ratios absent expense offsets (d):
Ratio of total expenses to average net asset	—		—	—	1.40	%(c)
Ratio of net investment loss to average net assets	—		—	—	(1.07	)%(c)

*	At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the financial highlights of the Investor Class.

**	For the period November 1, 2004 through May 31, 2005.

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction or reimbursement of Fund expenses.
(See Notes to Financial Statements.)

Essex Aggressive Growth Fund-Investor Class

Financial Highlights

For a share outstanding throughout each period

	For the fiscal period ended May 31, 2005**		For the fiscal year ended October 31,
			2004	2003	2002		2001		2000
Net Asset Value, Beginning of Period	$8.46		$8.91	$7.01	$8.85		$16.94		$10.00

Income from Investment Operations:
Net investment loss	(0.04)		(0.17)	(0.07)	(0.08)		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	0.35		(0.28)	1.97	(1.76)		(8.04)		7.00

Total from investment operations	0.31		(0.45)	1.90	(1.84)		(8.09)		6.94

Net Asset Value, End of Period	$8.77		$8.46	$8.91	$7.01		$8.85		$16.94

Total Return	3.66	%(b)	(5.05)%	27.10%	(20.79	)%(a)	(47.76	)%(a)	69.40	%(a)

Ratio of net expenses to average net assets	1.66	%(c)	1.56%	1.58%	1.10	%(e)	1.10	%(e)	1.10	%(e)
Ratio of net investment loss to average net assets	(0.67	)%(c)	(1.23)%	(1.08)%	(0.82	)%(e)	(0.41	)%(e)	(0.49	)%(e)
Portfolio turnover	139	%(b)	107%	111%	170%		212%		160%
Net assets at end of period (000’s omitted)	$535		$582	$1,142	$475		$131,430		$332,582

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	—		—	—	1.20%		1.16%		1.13%
Ratio of net investment loss to average net assets	—		—	—	(0.91)%		(0.47)%		(0.52)%

**	For the period November 1, 2004 through May 31, 2005.

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.

(e)	Ratios reflect expense reimbursements that were in effect prior to March 1, 2002.
(See Notes to Financial Statements.)

Essex Large Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the fiscal period ended May 31, 2005**	For the fiscal year ended October 31, 2004	For the fiscal period* ended October 31, 2003
Net Asset Value, Beginning of Period	$11.03	$10.93	$10.00

Income from Investment Operations:
Net investment income (loss)	0.01	(0.03)	(0.00	)(#)
Net realized and unrealized gain on investments	0.31	0.17	0.93

Total from investment operations	0.32	0.14	0.93

Less Distributions to Shareholders from:
Net investment income	(0.02)	—	—
Net realized and unrealized gain on investments	—	(0.04)	—

Total distributions to shareholders	(0.02)	(0.04)	—

Net Asset Value, End of Period	$11.33	$11.03	$10.93

Total Return (a)	2.85%	1.28%	9.30	%(b)

Ratio of net expenses to average net assets	1.10%	1.10%	1.10	%(c)
Ratio of net investment income (loss) to average net assets	0.41%	(0.36)%	(0.10	)%(c)
Portfolio turnover	73%	61%	32	%(b)
Net assets at end of period (000’s omitted)	$9,532	$9,956	$1,434

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	1.69%	1.47%	18.51	%(c)
Ratio of net investment loss to average net assets	(0.17)%	(0.73)%	(17.51	)%(c)

*	Commencement of operations was June 30, 2003.

**	For the period November 1, 2004 through May 31, 2005.

(#)	Rounds to less than ($0.01).

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.
(See Notes to Financial Statements.)

Essex Small/Micro Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the fiscal year ended May 31,		For the fiscal period ended May 31, 2003*
	2005	2004
Net Asset Value, Beginning of Period	$15.18	$10.55	$10.00

Income from Investment Operations:
Net investment loss	(0.26)	(0.18)	(0.09)
Net realized and unrealized gain on investments	0.48 (e)	4.97	0.64

Total from investment operations	0.22	4.79	0.55

Less Distributions to Shareholders from:

Net realized gain on investments	(0.59)	(0.16)	—

Net Asset Value, End of Period	$14.81	$15.18	$10.55

Total Return (a)	1.16%	45.39%	5.50	% (b)

Ratio of net expenses to average net assets	1.49%	1.49%	1.49	% (c)
Ratio of net investment loss to average net assets	(1.26)%	(1.28)%	(1.16	)% (c)
Portfolio turnover	118%	84%	121	% (b)
Net assets at end of period (000’s omitted)	$8,510	$24,333	$1,728

Ratios absent expense offsets (d)
Ratio of total expenses to average net assets	2.17%	2.50%	6.68	% (c)
Ratio of net investment loss to average net assets	(1.92)%	(2.29)%	(1.16	)% (c)

*	Commencement of operations was June 25, 2002.

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reimbursement of Fund expenses. (See Notes to Financial Statements.)

(e)	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

Notes to Financial Statements

May 31, 2005

(1) Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are three equity funds, Essex Aggressive Growth Fund (“Aggressive Growth”), Essex Large Cap Growth Fund (“Large Cap”) and Essex Small/Micro Cap Growth Fund (“Small/Micro Cap”) (formerly Burridge Small Cap Growth Fund) (each a “Fund” and collectively the “Funds”).

Aggressive Growth offers both Institutional and Investor Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $100,000. Investor shares are offered to all other investors. Each class represents interest in the same assets of Aggressive Growth and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of Aggressive Growth, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of Aggressive Growth. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Large Cap currently offers only Institutional shares. Aggressive Growth and Large Cap recently changed their fiscal year ends from October 31 to May 31.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV The Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated

Notes to Financial Statements (continued)

investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

The following Funds had certain portfolio trades directed to a broker under a brokerage recapture program. For the fiscal year ended May 31, 2005, under these arrangements the total amount by which the cost of a Fund’s securities were reduced or proceeds on sales increased were as follows: Aggressive Growth - $37,953 and Large Cap - $4,235.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds has a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2005, the custodian expense was not reduced.

(d) Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during fiscal year 2005 and 2004 were as follows:

	Aggessive Growth		Large Cap		Small/Micro Cap
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary income	—	—	$11,914	$—	$—	$—
Short-term capital gains	—	—	—	5,249	455,618	53,335
Long-term capital gains	—	—	—	—	98,764	32,001

	—	—	$11,914	$5,249	$554,382	$85,336
As a % of distribution paid: (unaudited)
Qualified ordinary income	—	—	100%	—	—	—
Ordinary income - dividends received deduction	—	—	100%	—	—	—

Notes to Financial Statements (continued)

	Aggressive Growth		Large Cap		Small/Micro Cap
	2005	2004	2005	2004	2005	2004
Capital loss carryforward	$100,162,546	$108,659,128	$13,339	—	$98,796	—
Undistributed ordinary income	—	—	11,283	—	—	—
Undistributed long-term capital gains	—	—	—	—	—	$455,813
Undistributed short-term capital gains (losses)	—	—	—	$(246,130)	—	98,793

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gains for any of the Funds for the taxable year ended May 31, 2005.

(e) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) Capital Loss Carryovers

As of May 31, 2005, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires May 31,
Aggressive Growth	$82,396,069	2009
	17,766,477	2010
Large Cap	13,339	2011
Small/Micro Cap	98,796	2013

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At May 31, 2005, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Aggressive Growth Institutional Class – 1 owns 29%; Aggressive Growth Investor Class — 1 owns 63%; Large Cap – 4 own 72%; Small/Micro Cap – 3 own 87%. Transactions by these shareholders may have a material impact on the respective Fund.

(2)	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. The Funds’ investment portfolios are managed by Essex Investment Management Company, LLC (“Essex”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Essex with respect to each of the Funds. AMG indirectly owns a majority interest in Essex. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Notes to Financial Statements (continued)

Aggressive Growth is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as subadvisor. Large Cap is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 0.75% of the average daily net assets of the Fund for its services as subadvisor.

Prior to January 1, 2005, Essex Small/Micro Cap Growth Fund was subadvised by The Burridge Group, LLC (“Burridge”), under terms substantially identical as the current Subadvisory Agreement. Effective as of the close of business on December 31, 2004, Burridge completed a reorganization transaction (the “Reorganization”) with Essex Investment Management Company, LLC (“Essex”) an affiliate of Burridge. As part of the Reorganization, Burridge transferred the assets and personnel associated with a portion of its management business, and the portfolio team responsible for providing subadvisory services to Small/Micro Cap. The Fund is obligated by its Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Funds.

The Investment Manager has voluntarily agreed, through March 1, 2006, to reimburse Large Cap to the extent total annual operating expenses of Large Cap exceed 1.10% of the Fund’s average daily net assets and through October 1, 2005, to reimburse Small/Micro Cap to the extent total annual operating expenses of Small/Micro Cap exceed 1.49% of the Fund’s average daily net assets. Large Cap is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund’s operating expenses (excluding interest, taxes, brokerage, and any other extraordinary expense) in any such future year to exceed 1.10% of the Fund’s average daily net assets. Small/Micro Cap is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Fund’s operating expenses (excluding interest, taxes, brokerage, and any other extraordinary expense) in any such future year to exceed 1.49% of the Fund’s average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. At May 31, 2005, the cumulative amount of unreimbursed expenses for Large Cap and Small/Micro Cap was $100,792 and $246,572, respectively.

The aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family is $52,000, plus $2,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $5,000 per year. The “Trustee fees and expenses” paid by Aggressive Growth, Large Cap and Small/Micro Cap for the fiscal periods ending May 31, 2005 were $3,051, $23, and $1,203, respectively. These amounts represent each Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in The Managers Funds complex.

Notes to Financial Statements (continued)

Aggressive Growth and Small/Micro Cap have entered into 12b-l distribution agreements with MDI to act as distributor of the Investor Class shares of Aggressive Growth and the shares of Small/Micro Cap. Each Fund has adopted a distribution plan to pay for the marketing of the shares. Pursuant to the distribution agreement and each Fund’s distribution plan, the Board of Trustees has authorized payments to MDI at an annual rate of up to 0.25% of average daily net assets of the Aggressive Growth Investor Class and the Small/ Micro Cap Fund.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended May 31, 2005, for Aggressive Growth were $65,776,466 and $89,893,583, respectively; Large Cap were $6,819,429 and $7,503,579, respectively; and Small/Micro Cap were $18,539,989 and $32,464,527, respectively. There were no purchases or sales of U.S. Government securities for any Fund.

(4) Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of portfolio securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These payments are then divided between BNY, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

(5) Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Proxy Result Information (unaudited)

At the Special Meeting of Shareholders of the Trust held on June 2, 2005, the following votes were recorded on behalf of Essex Small/Micro Cap Growth Fund. The proposal, which shareholders were asked to vote on, is explained in further detail in the proxy statement dated April 29, 2005:

Proposal 1 – To approve a Subadvisory Agreement between Managers Investment Group LLC and Essex Investment Management Company, LLC.

	Votes	Shares Outstanding
“Affirmative”	594,984.732	662,707.256
“Against”	—
“Abstain”	901.751

Pursuant to Article V, Section 4 of the Master Trust Agreement of the Trust and the Securities Exchange Act of 1940, such total votes on each proposal represented a quorum of the outstanding shares of the Funds.

Report of Registered Independent Public Accounting Firm

To the Trustees of Managers AMG Funds and the

Shareholders of Essex Aggressive Growth Fund,

Essex Large Cap Growth Fund and Essex Small/Micro

Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Aggressive Growth Fund, Essex Large Cap Growth Fund and Essex Small/Micro Cap Growth Fund (each a series of Managers AMG Funds, hereafter referred to as the “Funds”), at May 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 20, 2005

Trustees and Officers (unaudited)

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees and; (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37
• Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
William E. Chapman, II, 9/23/41

• Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45

• Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50

• Trustee since 2004 • Oversees 38 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wardsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (20 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Trustees and Officers (continued)

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)
Thomas R. Schneeweis, 5/10/47

• Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President Schneeweis Partners, LLC (2001-2004); President Alternative Investment Analytics, LLC, (2005-Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55

• Trustee since 2002 • President since 1999 • Oversees 38 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.
William Nutt, 3/30/45
• Trustee since 2005 • Oversees 38 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc.; (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held With Fund & Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998).

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Annual Renewal of Investment Advisory Agreements (unaudited)

Approval of Subadvisory Agreement—Essex Small/Micro Cap Growth Fund (the “Fund”)

At a meeting held on December 3, 2004, the Trustees, including a majority of the Independent Trustees of the Trust, unanimously voted to approve the Subadvisory Agreement between the Essex Investment Management Company, LLC (the “Subadvisor” or “Essex”) and the Fund, effective as of the effective time of the former Subadvisor Reorganization, The Burridge Group LLC, (“Burridge”), and to present the Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the Subadvisory Agreement. In considering the Subadvisory Agreement, the Trustees reviewed and considered a variety of materials relating to the Fund and Essex, including comparative performance information for the Fund, similarly managed funds and relevant benchmark indices, the nature, extent and quality of services to be provided by Essex under the Subadvisory Agreement, and information regarding the investment strategies and portfolio management team of Essex. The Trustees took particular note of the fact that there would be no change in the portfolio management of the Fund, as Essex will use the same portfolio management team as Burridge, the Fund’s previous Subadvisor. The Trustees also considered information they had received regarding Essex on an ongoing basis in connection with their oversight of another series of the Trust for which Essex serves as subadvisor. In addition, the Trustees considered certain information received in connection with, and their deliberations with respect to, their May 2004 renewal of the Burridge Agreement. The performance, fee and expense information included in the various materials provided to the Trustees indicated, among other things, the following: (a) the Fund’s performance for the 9 month, 1 year and 3 year periods ended September 30, 2004, (i) exceeded the median performance for a group of funds deemed to represent the Fund’s peer group (the “Peer Group”), (ii) was less than, less than and greater than the performance of the Russell 2000 index for those respective periods and (iii) exceeded the performance of the Russell 2000 Growth index for each of those periods, and (b) the Fund’s advisory fee and total expenses (net of applicable expense limitations) for the most recent calendar year were above the median for the Fund’s Peer Group.

In considering the nature, extent and quality of services to be provided by Essex under the Subadvisory Agreement, the Trustees reviewed information provided by Essex relating to its operations and personnel. Among other things, in discussing the qualifications and experience of Essex’s portfolio management team, the Trustees reviewed biographical information on the portfolio managers and other professional staff at Essex, as well as information regarding the organizational and management structure of the firm with a particular focus on the portfolio management team’s prior experience in managing the Fund’s investment portfolio. In the course of their deliberations, the Trustees noted the substantial investment experience of Ms. Prial as the Chief Investment Officer of Burridge, the Fund’s previous Subadvisor, and further noted that she would continue to serve as the Fund’s portfolio manager as an Essex employee. In addition, the Trustees noted that the terms and conditions of the Subadvisory Agreement are substantially identical to those of the Burridge Agreement, including with respect to (a) the amount of the fee paid by the Manager to Essex and (b) the nature and extent of the subadvisory services to be rendered thereunder. The Trustees also took into account the financial condition and structure of Essex with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also evaluated Essex’s brokerage policies and practices, and Essex’s compliance programs, including those related to personal investing.

Annual Renewal of Investment Advisory Agreements (continued)

In considering the cost of services to be provided by Essex under the Subadvisory Agreement and the profitability to Essex of its relationship with the Fund, the Trustees noted the current and anticipated levels of the Fund’s assets and undertakings by the Manager and Essex to maintain expense limitations for the Fund. As a consequence, the cost of services to be provided by Essex and the profitability to Essex of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons the Trustees did not consider the potential economies of scale in Essex’s management of the Fund to be material factors in their consideration at this time.

After consideration of the foregoing factors, the Trustees reached the following conclusions regarding the Subadvisory Agreement, among others: (a) Essex is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies and can reasonably be expected to provide substantially the same quantity and quality of services to the Fund as Burridge did; (b) Essex maintains appropriate compliance programs; (c) the Fund’s performance has been reasonable in relation to the performance of relevant indices and funds with similar investment objectives; and (d) the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by Essex and the Manager.

Based on the foregoing, the Trustees, including a majority of the Independent Trustees, concluded that the approval of the Subadvisory Agreement was in the interests of the Fund and its shareholders.

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MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Bramwell Capital Management, Inc.

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Company, LLC

FIRST QUADRANT TAX-MANAGED EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company LLP

INTERNATIONAL GROWTH

Wellington Management Company LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE-CAP EQUITY

Renaissance Investment Management

RORER MID-CAP RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

STRUCTURED CORE

First Quadrant, L.P.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers LLC*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company LLP

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen	Investment Management Company, LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers LLC*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. For a complete list of the Fund’s portfolio holdings, view the most recent monthly holdings report, semiannual report, or annual report at www.managersinvest.com.

AR006-0505

www.managersinvest.com

Item 2. CODE OF ETHICS.

Registrant has adopted a Code of Ethics. See attached Exhibit 12(a).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	2004	2003
Aggressive Growth	$18,959	$21,172
Large-Cap Growth	10,859	6,003
Small/Micro Cap Growth	9,240	6,024

Audit-Related Fees

There were fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	2004	2003
Aggressive Growth	$4,860	$1,519
Large-Cap Growth	3,240	1,000
Small/Micro Cap Growth	3,780	1,251

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2004 and $0 for fiscal 2003, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related feesA		Tax fees A		All other fees A
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. NOT APPLICABLE

Item 7. NOT APPLICABLE

Item 8. NOT APPLICABLE

Item 9. NOT APPLICABLE

Item 10. NOT APPLICABLE

Item 11. CONTROLS AND PROCEDURES.

(a)	Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)	Internal Controls. There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. EXHIBITS.

(a)	Any code of ethics or amendments hereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: July 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: July 8, 2005

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: July 8, 2005